SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 16, 2002

Avanex Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-29175	94-3285348
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40919 Encyclopedia Circle
Fremont, California 94538
(Address of Principal Executive Offices)

(510) 897-4188
(Registrant’s telephone number, including area code)

ITEM 5.    OTHER EVENTS

Avanex Corporation (“Avanex”) issued a press release on August 16, 2002, regarding the proposed merger between Avanex and Oplink Communications, Inc.

A copy of the press release is attached to this report as Exhibit 99.1.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

        (c)    Exhibits.

                99.1 Press release of Avanex Corporation issued on August 16, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2002
AVANEX CORPORATION

By:	/S/ JESSY CHAO

Jessy Chao Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press release of Avanex Corporation issued on August 16, 2002.

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